Exhibit 24.1

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that the undersigned, a Director of Kimberly‑Clark Corporation, a Delaware corporation (the “Corporation”), does hereby constitute and appoint Mark A. Buthman, Michael T. Azbell and Thomas J. Mielke, and each of them, with full power to act alone, the undersigned's true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for the undersigned and in the undersigned's name, place and stead, in any and all capacities, to sign on behalf of the undersigned the Corporation's Registration Statement on Form S-3 under the Securities Act of 1933, as amended (the “Securities Act”), with respect to the registration under the Securities Act of securities of the Corporation, and to execute any and all amendments to such Registration Statement and any additional registration statement related thereto filed pursuant to Rule 462(b) promulgated under the Securities Act, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any one of them, or his substitute or their substitutes, lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, I have hereunto set my hand this 27th day of June 2013.

/s/ John R. Alm
John R. Alm

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that the undersigned, a Director of Kimberly‑Clark Corporation, a Delaware corporation (the “Corporation”), does hereby constitute and appoint Mark A. Buthman, Michael T. Azbell and Thomas J. Mielke, and each of them, with full power to act alone, the undersigned's true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for the undersigned and in the undersigned's name, place and stead, in any and all capacities, to sign on behalf of the undersigned the Corporation's Registration Statement on Form S-3 under the Securities Act of 1933, as amended (the “Securities Act”), with respect to the registration under the Securities Act of securities of the Corporation, and to execute any and all amendments to such Registration Statement and any additional registration statement related thereto filed pursuant to Rule 462(b) promulgated under the Securities Act, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any one of them, or his substitute or their substitutes, lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, I have hereunto set my hand this 27th day of June 2013.

/s/ John F. Bergstrom
John F. Bergstrom

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that the undersigned, a Director of Kimberly‑Clark Corporation, a Delaware corporation (the “Corporation”), does hereby constitute and appoint Mark A. Buthman, Michael T. Azbell and Thomas J. Mielke, and each of them, with full power to act alone, the undersigned's true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for the undersigned and in the undersigned's name, place and stead, in any and all capacities, to sign on behalf of the undersigned the Corporation's Registration Statement on Form S-3 under the Securities Act of 1933, as amended (the “Securities Act”), with respect to the registration under the Securities Act of securities of the Corporation, and to execute any and all amendments to such Registration Statement and any additional registration statement related thereto filed pursuant to Rule 462(b) promulgated under the Securities Act, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any one of them, or his substitute or their substitutes, lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, I have hereunto set my hand this 27th day of June 2013.

/s/ Abelardo E. Bru
Abelardo E. Bru

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that the undersigned, a Director of Kimberly‑Clark Corporation, a Delaware corporation (the “Corporation”), does hereby constitute and appoint Mark A. Buthman, Michael T. Azbell and Thomas J. Mielke, and each of them, with full power to act alone, the undersigned's true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for the undersigned and in the undersigned's name, place and stead, in any and all capacities, to sign on behalf of the undersigned the Corporation's Registration Statement on Form S-3 under the Securities Act of 1933, as amended (the “Securities Act”), with respect to the registration under the Securities Act of securities of the Corporation, and to execute any and all amendments to such Registration Statement and any additional registration statement related thereto filed pursuant to Rule 462(b) promulgated under the Securities Act, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any one of them, or his substitute or their substitutes, lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, I have hereunto set my hand this 27th day of June 2013.

/s/ Robert W. Decherd
Robert W. Decherd

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that the undersigned, a Director of Kimberly‑Clark Corporation, a Delaware corporation (the “Corporation”), does hereby constitute and appoint Mark A. Buthman, Michael T. Azbell and Thomas J. Mielke, and each of them, with full power to act alone, the undersigned's true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for the undersigned and in the undersigned's name, place and stead, in any and all capacities, to sign on behalf of the undersigned the Corporation's Registration Statement on Form S-3 under the Securities Act of 1933, as amended (the “Securities Act”), with respect to the registration under the Securities Act of securities of the Corporation, and to execute any and all amendments to such Registration Statement and any additional registration statement related thereto filed pursuant to Rule 462(b) promulgated under the Securities Act, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any one of them, or his substitute or their substitutes, lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, I have hereunto set my hand this 27th day of June 2013.

/s/ Thomas J. Falk
Thomas J. Falk

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that the undersigned, a Director of Kimberly‑Clark Corporation, a Delaware corporation (the “Corporation”), does hereby constitute and appoint Mark A. Buthman, Michael T. Azbell and Thomas J. Mielke, and each of them, with full power to act alone, the undersigned's true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for the undersigned and in the undersigned's name, place and stead, in any and all capacities, to sign on behalf of the undersigned the Corporation's Registration Statement on Form S-3 under the Securities Act of 1933, as amended (the “Securities Act”), with respect to the registration under the Securities Act of securities of the Corporation, and to execute any and all amendments to such Registration Statement and any additional registration statement related thereto filed pursuant to Rule 462(b) promulgated under the Securities Act, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any one of them, or his substitute or their substitutes, lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, I have hereunto set my hand this 27th day of June 2013.

/s/ Fabian T. Garcia
Fabian T. Garcia

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that the undersigned, a Director of Kimberly‑Clark Corporation, a Delaware corporation (the “Corporation”), does hereby constitute and appoint Mark A. Buthman, Michael T. Azbell and Thomas J. Mielke, and each of them, with full power to act alone, the undersigned's true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for the undersigned and in the undersigned's name, place and stead, in any and all capacities, to sign on behalf of the undersigned the Corporation's Registration Statement on Form S-3 under the Securities Act of 1933, as amended (the “Securities Act”), with respect to the registration under the Securities Act of securities of the Corporation, and to execute any and all amendments to such Registration Statement and any additional registration statement related thereto filed pursuant to Rule 462(b) promulgated under the Securities Act, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any one of them, or his substitute or their substitutes, lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, I have hereunto set my hand this 27th day of June 2013.

/s/ Mae C. Jemison
Mae C. Jemison

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that the undersigned, a Director of Kimberly‑Clark Corporation, a Delaware corporation (the “Corporation”), does hereby constitute and appoint Mark A. Buthman, Michael T. Azbell and Thomas J. Mielke, and each of them, with full power to act alone, the undersigned's true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for the undersigned and in the undersigned's name, place and stead, in any and all capacities, to sign on behalf of the undersigned the Corporation's Registration Statement on Form S-3 under the Securities Act of 1933, as amended (the “Securities Act”), with respect to the registration under the Securities Act of securities of the Corporation, and to execute any and all amendments to such Registration Statement and any additional registration statement related thereto filed pursuant to Rule 462(b) promulgated under the Securities Act, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any one of them, or his substitute or their substitutes, lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, I have hereunto set my hand this 27th day of June 2013.

/s/ James M. Jenness
James M. Jenness

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that the undersigned, a Director of Kimberly‑Clark Corporation, a Delaware corporation (the “Corporation”), does hereby constitute and appoint Mark A. Buthman, Michael T. Azbell and Thomas J. Mielke, and each of them, with full power to act alone, the undersigned's true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for the undersigned and in the undersigned's name, place and stead, in any and all capacities, to sign on behalf of the undersigned the Corporation's Registration Statement on Form S-3 under the Securities Act of 1933, as amended (the “Securities Act”), with respect to the registration under the Securities Act of securities of the Corporation, and to execute any and all amendments to such Registration Statement and any additional registration statement related thereto filed pursuant to Rule 462(b) promulgated under the Securities Act, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any one of them, or his substitute or their substitutes, lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, I have hereunto set my hand this 27th day of June 2013.

/s/ Nancy J. Karch
Nancy J. Karch

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that the undersigned, a Director of Kimberly‑Clark Corporation, a Delaware corporation (the “Corporation”), does hereby constitute and appoint Mark A. Buthman, Michael T. Azbell and Thomas J. Mielke, and each of them, with full power to act alone, the undersigned's true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for the undersigned and in the undersigned's name, place and stead, in any and all capacities, to sign on behalf of the undersigned the Corporation's Registration Statement on Form S-3 under the Securities Act of 1933, as amended (the “Securities Act”), with respect to the registration under the Securities Act of securities of the Corporation, and to execute any and all amendments to such Registration Statement and any additional registration statement related thereto filed pursuant to Rule 462(b) promulgated under the Securities Act, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any one of them, or his substitute or their substitutes, lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, I have hereunto set my hand this 27th day of June 2013.

/s/ Ian C. Read
Ian C. Read

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that the undersigned, a Director of Kimberly‑Clark Corporation, a Delaware corporation (the “Corporation”), does hereby constitute and appoint Mark A. Buthman, Michael T. Azbell and Thomas J. Mielke, and each of them, with full power to act alone, the undersigned's true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for the undersigned and in the undersigned's name, place and stead, in any and all capacities, to sign on behalf of the undersigned the Corporation's Registration Statement on Form S-3 under the Securities Act of 1933, as amended (the “Securities Act”), with respect to the registration under the Securities Act of securities of the Corporation, and to execute any and all amendments to such Registration Statement and any additional registration statement related thereto filed pursuant to Rule 462(b) promulgated under the Securities Act, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any one of them, or his substitute or their substitutes, lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, I have hereunto set my hand this 27th day of June 2013.

/s/ Linda Johnson Rice
Linda Johnson Rice

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that the undersigned, a Director of Kimberly‑Clark Corporation, a Delaware corporation (the “Corporation”), does hereby constitute and appoint Mark A. Buthman, Michael T. Azbell and Thomas J. Mielke, and each of them, with full power to act alone, the undersigned's true and lawful attorney‑in‑fact and agent, with full power of substitution and resubstitution, for the undersigned and in the undersigned's name, place and stead, in any and all capacities, to sign on behalf of the undersigned the Corporation's Registration Statement on Form S-3 under the Securities Act of 1933, as amended (the “Securities Act”), with respect to the registration under the Securities Act of securities of the Corporation, and to execute any and all amendments to such Registration Statement and any additional registration statement related thereto filed pursuant to Rule 462(b) promulgated under the Securities Act, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any one of them, or his substitute or their substitutes, lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, I have hereunto set my hand this 27th day of June 2013.

/s/ Mark J. Shapiro
Mark J. Shapiro